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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2002


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)

          ------------------------------------------------------------
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

        Delaware                            027455                              58-2422929
        --------                            ------                              ----------
(State or other Jurisdiction of      (Commission File No.)         (I.R.S. Employer Identification No.)
        Incorporation)
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          233 Peachtree Street, N.E.                        30303
          Harris Tower, Suite 1700,                         -----
            Atlanta, Georgia                             (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 525-7272




                                 Not Applicable

          (Former name or former address, if changed since last report)

          ------------------------------------------------------------








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Item 9.           Regulation FD Disclosure.

     The following directors and officers who report under Section 16 of the Securities Exchange Act of 1934, as amended, have purchased the following shares of AirGate common stock at the purchase prices and on the dates set forth below.


AIRGATE DIRECTOR AND OFFICER STOCK PURCHASES
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

DIRECTOR OR OFFICER                                    PURCHASE DATE      NUMBER OF SHARES         PURCHASE PRICE

Barry J. Schiffman, Director                           6/14/02            20,000 shares            $1.45


Bernard A. Bianchino, Director                         6/10/02            15,000 shares            $2.2396

Robert A. Ferchat, Director                            6/10/02            10,000 shares            $1.36

Thomas M. Dougherty, Chief Executive Officer and       6/12/02            25,000 shares            $1.6819
Director

                                                       6/14/02            50,000 shares            $1.37816


                                                       6/14/02            4,000 shares             $1.34

                                                                          Total = 79,000 shares



J. Mark Allen, Vice President - Marketing              6/10/02            3,000 shares             $2.20

                                                       6/14/02            4,000 shares             $1.32

                                                                          Total = 7,000 shares

Barbara L. Blackford, Vice President, General          6/14/02            2,000 shares             $1.31
Counsel & Corporate Secretary

                                                       6/14/02            7,400 shares             $1.32


                                                       6/14/02            600 shares               $1.33

                                                                          Total = 10,000 shares

Alan B. Catherall, Chief Financial Officer             6/14/02            10,000 shares            $1.32

Charles S. Goldfarb, Vice President - Southeast        6/17/02            9,000 shares             $1.42
Region

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

Jonathan M. Pfohl, Vice President, Sales Operations    6/14/02            10,000 shares            $1.30210

Dennis K. Rabon, Vice President - Midwest Region       6/11/02            4,000 shares             $1.78

                                                       6/14/02            1,500 shares             $1.36

                                                                          Total = 5,500 shares


David C. Roberts, Vice President, Engineering and      6/14/02            50,000 shares            $2.41
Network Operations
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC.

Date: June 19, 2002
                                         By: /s/ Alan B. Catherall
                                         --------------------------
                                                 Alan B. Catherall,
                                                 Chief Financial Officer














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